Dividend Restrictions	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Dividend Restrictions

NOTE 20. DIVIDEND RESTRICTIONS

The Virginia Commission may prohibit any public service company, including Virginia Power, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2017, the Virginia Commission had not restricted the payment of dividends by Virginia Power.

The Ohio Commission may prohibit any public service company, including East Ohio, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2017, the Ohio Commission had not restricted the payment of dividends by East Ohio.

The Utah Commission may prohibit any public service company, including Questar Gas, from declaring or paying a dividend to an affiliate if found to be detrimental to the public interest. At December 31, 2017, the Utah Commission had not restricted the payment of dividends by Questar Gas.

Certain agreements associated with the Companies’ credit facilities contain restrictions on the ratio of debt to total capitalization. These limitations did not restrict the Companies’ ability to pay dividends or receive dividends from their subsidiaries at December 31, 2017.

As part of the SCANA Merger Agreement, Dominion Energy shall not declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, other than regular quarterly cash dividends.

See Note 17 for a description of potential restrictions on dividend payments by Dominion Energy in connection with the deferral of interest payments on certain junior subordinated notes and equity units, initially in the form of corporate units.